Fees Summary	Apr. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,146,000.00
Previously Paid Amount	2,001.07
Total Fee Amount	2,229.76
Total Offset Amount	0.00
Net Fee	$ 228.69